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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
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FEBRUARY 11, 1999
Date or Report (Date of earliest event reported):


HITCOM  CORPORATION
(Exact name of registrant as specified in its charter)


DELAWARE
(State or Other  Jurisdiction  of Incorporation)



	001-13999							87-0389677
(Commission File Number)					(IRS Employer
Identification No.)


700 North Second Street, Third Floor
St. Louis, MO, USA
	63102-2519
(Address of Principal Executive Offices)
	(Zip Code)

314-231-1000
(Registrant's Telephone Number, Including Area Code)


No Change
(Former Name or Former Address, if Changed Since Last
Report)


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ITEM 4(a)  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT


(i) The Board of Directors have unanimously agreed to change the principal accountant of the Company. The principal accountant of the Company was dismissed on February 11, 1999.

(ii) The principal's accountants report on the financial statements for either of the past two years DID NOT contain an adverse opinion or disclaimer of opinion, and WAS NOT modified as to uncertainty, audit scope, or accounting principles.

(iii) There were NO disagreements with the former accountant on any matters of accounting principles, practices, financial statement disclosure, or auditing scope or procedure.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						Hitcom Corporation
						(Registerant)


Date:	February 11, 1999		BY: 	/s/ John S. Nashmi
						--------------------------
						(Signature)

John S. Nashmi
						Chief Financial Officer and
Corporate Secretary




Exhibit Index
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The exhibits furnished in accordance with Item 601 of
Regulation S-B are:

Letter on Change in Certifying Accountant as required per
Item 304 (a)(3)



MOORE  STEPHENS SMITH WALLACE, L.L.C.
ADVISORS AND ACCOUNTANTS

OFFICE: 1050 N. Lindbergh Blvd., St. Louis, MO  63132-2912
Telephone: (314)432-6001  Facsimile: (314)432-3130
	E-mail:mssw@bswllc.com
____________________________________________________________
__________________________



February 15, 1999

Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.  20549

Gentlemen:

We have read the statements made by HitCom Corporation (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of February, 1999. We agree with the statements concerning our Firm in such Form 8-K.

							Very truly yours,
							/s/ Moore Stephens Smith
Wallace L.L.C.
							     Moore Stephens Smith
Wallace, L.L.C.

Enclosure